Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE
OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, J. Michael Lawrie, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Siebel Systems, Inc. on Form 10-K/A for the year ended December 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in such Form 10-K/A fairly presents, in all material respects, the financial condition and results of operations of Siebel Systems, Inc.

In Witness Whereof, the undersigned has set his hand hereto as of the 11th day of February 2005.

/s/ J. Michael Lawrie Chief Executive Officer (Principal Executive Officer)

I, Kenneth A. Goldman, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Siebel Systems, Inc. on Form 10-K/A for the year ended December 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in such Form 10-K/A fairly presents, in all material respects, the financial condition and results of operations of Siebel Systems, Inc.

In Witness Whereof, the undersigned has set his hand hereto as of the 11th day of February 2005.

/s/ Kenneth A. Goldman Senior Vice President, Finance and Administration and Chief Financial Officer (Principal Financial Officer)

This certification accompanies the Form 10-K/A to which it relates, is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference into any filing of Siebel Systems, Inc. under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (whether made before or after the date of the Form 10-K/A), irrespective of any general incorporation language contained in such filing.

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.